SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2001

PROCARE INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Colorado
(State of other jurisdiction of incorporation)

0-13066
(Commission File Number)

84-0932231
(I.R.S. Employer Identification No.)

1960 White Birch Drive, Vista, California       92083
(Address of principal executive offices)           Zip Code

     Registrant's telephone number, including area code: (760) 599-8558

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

        The following exhibits are filed as a part of this report.

        (c)    Exhibits.

                 Exhibit 99.1    Notice to Shareholders Pursuant to Rule 14f-1, dated May 3, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                       PROCARE INDUSTRIES, LTD.

Date         May 7, 2001                                                                               By: /s/ Robert W. Marsik
                                                                                                                              Robert W. Marsik, President

EXHIBIT INDEX

Exhibit No.                                                     Exhibit Description                                                     Page

          99.1                                                       Notice to Shareholders                                                   4
                                                                        Pursuant to Rule 14f-1, dated May 3, 2001